                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                     --------------------------------------------

                                      FORM 8-K

                                   CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                  Date of Report (Date of earliest event reported) :

                                   July 28, 2000
                   ---------------------------------------------------

                               Lucent Technologies Inc.
                       --------------------------------------
                (Exact name of registrant as specified in its charter)

                                      Delaware
                   --------------------------------------------------
                   (State or other jurisdiction of incorporation)

                  1-11639                                  22-3408857

           (Commission File Number)            (IRS Employer Identification No.)

          600 Mountain Avenue, Murray Hill, New Jersey         07974
        ----------------------------------------------    ---------------
            (Address of principal executive offices)         (Zip Code)

                                    (908) 582-8500
                    ---------------------------------------------------
                            (Registrant's Telephone Number)

                                                                        Form 8-K

Item 5.  Other Events

Lucent Technologies Inc. ("Lucent" or the "Company") previously announced a plan to spin-off its PBX, SYSTIMAX(R) structured cabling and LAN-based data businesses to its shareowners, forming a separate company named Avaya Inc. that will focus directly and independently on the enterprise networking market.
The spin off is expected to be completed by the close of the fourth quarter of fiscal 2000, which ends on September 30, 2000 and is expected to be accomplished through a tax-free distribution of shares to Lucent shareowners.

The accompanying pro forma financial statements reflect the treatment of the enterprise networks business as discontinued operations and were prepared consistent with Accounting Principles Board Opinion No. 30 "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" ("APB 30"). The revenues, costs and expenses and assets and liabilities of the enterprise networks business to be spun off have been segregated in the accompanying pro forma Consolidated Statements of Income and Consolidated Balance Sheets. The net operating results and net assets of this business have been reported as "Discontinued Operations" in the accompanying pro forma financial statements.

The discontinued operations financial information presented by Lucent will differ from the information reported by the enterprise networks business because of different assumptions and allocations required to be made by the two companies.

The Company's pro forma Consolidated Statements of Income for the six months ended March 31, 2000 and March 31, 1999 and the three years ended September 30, 1999, 1998 and 1997 and pro forma Consolidated Balance Sheet at March 31, 2000 and September 30, 1999 prepared consistent with APB 30 follow.

                                                                        Form 8-K

                  LUCENT TECHNOLOGIES INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                (Dollars in Millions Except Per Share Amounts)
                                   (Unaudited)

                                           For the Six                  For the Years
                                        Months Ended March 31,        Ended September 30,
                                           2000       1999        1999       1998       1997
Revenues.............................   $ 16,420   $ 14,866    $ 30,617   $ 24,367   $ 21,483
Costs................................      9,180      7,141      15,605     12,938     12,268
Gross margin.........................      7,240      7,725      15,012     11,429      9,215

Operating Expenses:
Selling, general and
  administrative expenses ...........      2,763      2,601       5,806      4,424      4,191
Research and development expenses ...      1,965      2,072       4,220      3,667      3,022
In-process research
 and development expenses............         11        290         292      1,385        783
Total operating expenses.............      4,739      4,963      10,318      9,476      7,996

Operating income.....................      2,501      2,762       4,694      1,953      1,219
Other income - net ..................        232         40         402        110         84
Interest expense.....................        162        129         318        143        148
Income from continuing operations
 before income taxes.................      2,571      2,673       4,778      1,920      1,155
Provision for income taxes...........        823        969       1,752      1,151        702

Income from continuing operations....   $  1,748   $  1,704    $  3,026   $    769   $    453

Income from discontinued operations
 (net of tax of $138, $71, $256,
  $347, and $321 respectively)               256         67         455        296         17

Income before cumulative effect
 of accounting change................      2,004      1,771       3,481      1,065        470

Cumulative effect of accounting change
 (net of income taxes of $842).......          -      1,308*      1,308*         -          -

Net income...........................   $  2,004   $  3,079    $  4,789   $  1,065   $    470

Earnings per common share - basic:
Income from continuing operations....   $   0.55   $   0.55    $   0.97   $   0.25   $   0.15
Income from discontinued operations..       0.08       0.02        0.15       0.10       0.01
Cumulative effect of accounting
  change ............................          -       0.43        0.42          -          -
Net income..........................    $   0.63   $   1.00    $   1.54  $    0.35   $   0.16

Earnings per common share - diluted:
Income from continuing operations....   $   0.53   $   0.53    $   0.94   $   0.25   $   0.15
Income from discontinued operations..       0.08       0.02        0.14       0.09       0.01
Cumulative effect of accounting
  change ............................          -       0.41        0.41          -          -
Net income..........................    $   0.61   $   0.96    $   1.49   $   0.34   $   0.16

Dividends declared
  per common share...................   $   0.04   $   0.04    $   0.08   $   0.08   $   0.06

* A one-time, after-tax gain from the cumulative effect of an accounting change for a change in pension and post-retirement accounting for the first fiscal quarter of 1999.


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                                                                        Form 8-K

                   LUCENT TECHNOLOGIES INC. AND SUBSIDIARIES
                     PRO FORMA CONSOLIDATED BALANCE SHEETS
                 (Dollars in Millions Except Per Share Amounts)
                                   (Unaudited)

                                             March 31,     September 30,
                                               2000            1999
ASSETS
Cash and cash equivalents..............      $ 1,550        $ 1,686

Receivables less allowances
 of $288 and $318......................        9,091          8,799

Inventories............................        4,488          4,240

Contracts in process, net of contract
 billings of $5,778 and $5,565.........        1,416          1,102

Deferred income taxes - net............        1,469          1,472

Other current assets...................        1,695          1,941

Total current assets...................       19,709         19,240

Property, plant and equipment, net
  of accumulated depreciation of
  $6,920 and $6,770....................        6,353          6,219

Prepaid pension costs..................        5,660          5,459

Capitalized software development costs.          513            436

Goodwill, net of accumulated
  amortization of $575 and $502........        1,024            960

Other assets...........................        2,283          2,151

Net assets of discontinued operations..          964            907

TOTAL ASSETS...........................      $36,506        $35,372





                                    (CONT'D)


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                                                                        Form 8-K

                  LUCENT TECHNOLOGIES INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEETS (CONT'D)
                 (Dollars in Millions Except Per Share Amounts)
                                   (Unaudited)

                                            March 31,     September 30,
                                              2000            1999
LIABILITIES

Accounts payable.......................      $ 2,178        $ 2,537
Payroll and benefit-related
  liabilities..........................          941          1,675
Postretirement and postemployment
  benefit liabilities..................           78            113
Debt maturing within one year..........          935          1,705
Other current liabilities..............        2,816          3,120

Total current liabilities..............        6,948          9,150

Postretirement and postemployment
  benefit liabilities..................        5,324          5,651
Long-term debt ........................        3,831          4,162
Other liabilities......................        2,821          2,473

Total liabilities .....................       18,924         21,436

Commitments and contingencies

SHAREOWNERS' EQUITY

Preferred stock-par value $1.00 per share
 Authorized shares: 250,000,000
 Issued and outstanding shares: none...            -              -
Common stock-par value $.01 per share
 Authorized shares: 10,000,000,000
 Issued and outstanding shares:
 3,203,813,453 at March 31, 2000
 3,142,537,636 at September 30, 1999...           32             31
Additional paid-in capital.............        9,830          7,994
Guaranteed ESOP obligation.............          (26)           (33)
Retained earnings......................        8,050          6,188
Accumulated other comprehensive
 income (loss).........................         (304)          (244)

Total shareowners' equity..............       17,582         13,936

TOTAL LIABILITIES AND
 SHAREOWNERS' EQUITY...................      $36,506        $35,372



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                                                                        Form 8-K


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Lucent Technologies Inc.



Dated: July 28, 2000






                                By: /s/ James S. Lusk
                                -------------------------
                                By James S. Lusk
                                Senior Vice President and Controller
                                (Principal Accounting Officer)